Exhibit 10.4
Diamond Offshore Management Company
Supplemental Executive Retirement Plan
IMPORTANT NOTE
This document has not been approved by the Department of Labor, Internal Revenue Service or any other governmental entity. An adopting Employer must determine whether the Plan is subject to the Federal securities laws and the securities laws of the various states. An adopting Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is “unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees” under Title I of the Employee Retirement Income Security Act of 1974, as amended, with respect to the Employer’s particular situation. Fidelity Investments Institutional Operations Company, Inc., its affiliates and employees cannot provide you with legal advice in connection with the execution of this document. This document should be reviewed by the Employer’s attorney prior to execution.
October 2006

TABLE OF CONTENTS
PREAMBLE

ARTICLE 1 – GENERAL
1.1	Plan
1.2	Effective Dates
1.3	Grandfathering of Amounts Not Subject to Code Section 409A

ARTICLE 2 – DEFINITIONS
2.1	Account
2.2	Administrator
2.3	Adoption Agreement
2.4	Beneficiary
2.5	Board or Board of Directors
2.6	Bonus
2.7	Change in Control
2.8	Code
2.9	Compensation
2.10	Director
2.11	Disabled
2.12	Eligible Employee
2.13	Employer
2.14	ERISA
2.15	Identification Date
2.16	Key Employee
2.17	Participant
2.18	Plan
2.19	Plan Sponsor
2.20	Plan Year
2.21	Related Employer
2.22	Retirement
2.23	Separation from Service
2.24	Unforeseeable Emergency
2.25	Valuation Date
2.26	Years of Service

ARTICLE 3 – PARTICIPATION
3.1	Participation
3.2	Termination of Participation

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ARTICLE 4 – PARTICIPANT CONTRIBUTIONS

4.1	Deferral Agreement
4.2	Amount of Deferral
4.3	Timing of Election to Defer
4.4	Election of Payment Schedule and Form of Payment
4.5	2005 Transitional Rules
4.6	2006 Transitional Rule
4.7	2007 Transitional Rule

ARTICLE 5 – EMPLOYER CONTRIBUTIONS
5.1	Matching Contributions
5.2	Other Contributions

ARTICLE 6 – ACCOUNTS AND CREDITS
6.1	Establishment of Account
6.2	Credits to Account

ARTICLE 7 – INVESTMENT OF CONTRIBUTIONS
7.1	Investment Options
7.2	Adjustment of Accounts

ARTICLE 8 – RIGHT TO BENEFITS
8.1	Vesting
8.2	Death
8.3	Disability

ARTICLE 9 – DISTRIBUTION OF BENEFITS
9.1	Amount of Benefits
9.2	Method and Timing of Distributions
9.3	Unforeseeable Emergency
9.4	Termination Before Retirement
9.5	Cashouts of Amounts Not Exceeding Stated Limit
9.6	Key Employees
9.7	Change in Control
9.8	Permissible Delays in Payment

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ARTICLE 10 – AMENDMENT AND TERMINATION
10.1	Amendment by Plan Sponsor
10.2	Plan Termination Following Change in Control or Corporate Dissolution
10.3	Other Plan Terminations

ARTICLE 11 – THE TRUST
11.1	Establishment of Trust
11.2	Grantor Trust
11.3	Investment of Trust Funds

ARTICLE 12 – PLAN ADMINISTRATION
12.1	Powers and Responsibilities of the Administrator
12.2	Claims and Review Procedures
12.3	Plan Administrative Costs

ARTICLE 13 – MISCELLANEOUS
13.1	Unsecured General Creditor of the Employer
13.2	Employer’s Liability
13.3	Limitation of Rights
13.4	Anti-Assignment
13.5	Facility of Payment
13.6	Notices
13.7	Tax Withholding
13.8	Indemnification
13.9	Permitted Acceleration of Payment
13.10	Governing Law

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PREAMBLE
The Plan is intended to be a “plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended, and is further intended to conform with the requirements of Internal Revenue Code Section 409A and shall be implemented and administered in a manner consistent therewith.

ARTICLE 1 – GENERAL
1.1	Plan. The Plan will be referred to by the name specified in the Adoption Agreement.

1.2	Effective Dates.
(a)	Original Effective Date. The Original Effective Date is the date as of which the Plan was initially adopted.

(b)	Amendment Effective Date. The Amendment Effective Date is the date specified in the Adoption Agreement as of which the Plan is amended and restated.

(c)	Special Effective Date. A Special Effective Date may apply to any given provision if so specified in Appendix C of the Adoption Agreement. A Special Effective Date will control over the Original Effective Date or Amendment Effective Date, whichever is applicable, with respect to such provision of the Plan.
1.3	Grandfathering of Amounts Not Subject to Code Section 409A

Amounts deferred before January 1, 2005 that are earned and vested on December 31, 2004 will be separately accounted for and administered in accordance with the terms of the Plan as in effect on December 31, 2004, except as otherwise provided in this Plan document. A summary of the grandfathered provisions is set forth in Appendix B of the Adoption Agreement.

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ARTICLE 2 – DEFINITIONS
Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicates otherwise. Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:
2.1	“Account” means an account established for the purpose of recording amounts credited on behalf of a Participant and any income, expenses, gains, losses or distributions included thereon. The Account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant pursuant to the Plan.

2.2	“Administrator” means the person or persons designated by the Plan Sponsor in Section 1.05 of the Adoption Agreement to be responsible for the administration of the Plan. If no Administrator is designated in the Adoption Agreement, the Administrator is the Plan Sponsor.

2.3	“Adoption Agreement” means the agreement adopted by the Plan Sponsor that establishes the Plan.

2.4	“Beneficiary” means the persons, trusts, estates or other entities entitled under Section 8.2 to receive benefits under the Plan upon the death of a Participant.

2.5	“Board” or “Board of Directors” means the Board of Directors of the Plan Sponsor.

2.6	“Bonus” means an amount of incentive remuneration payable by the Employer to a Participant.

2.7	“Change in Control” means the occurrence of an event involving the Plan Sponsor that is described in Section 9.7.

2.8	“Code” means the Internal Revenue Code of 1986, as amended.

2.9	“Compensation” has the meaning specified in Section 3.01 of the Adoption Agreement.

2.10	“Director” means a non-employee member of the Board who has been designated by the Employer as eligible to participate in the Plan.

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2.11	“Disabled” means a determination by the Administrator that the Participant is either (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Employer. A Participant will be considered Disabled if he is determined to be totally disabled by the Social Security Administration.

2.12	“Eligible Employee” means an employee of the Employer who is determined by the Administrator to be a member of a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA and who satisfies the requirements in Section 2.01 of the Adoption Agreement.

2.13	“Employer” means the Plan Sponsor and any other entity which is authorized by the Plan Sponsor to participate in and, in fact, does adopt the Plan.

2.14	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

2.15	“Identification Date” means the date as of which Key Employees are determined which is specified in Section 1.06 of the Adoption Agreement.

2.16	“Key Employee” means an employee who satisfies the conditions set forth in Section 9.6.

2.17	“Participant” means an Eligible Employee or Director who commences participation in the Plan in accordance with Article 3.

2.18	“Plan” means the unfunded plan of deferred compensation set forth herein, including the Adoption Agreement and any trust agreement, as adopted by the Plan Sponsor and as amended from time to time.

2.19	“Plan Sponsor” means the entity identified in Section 1.03 of the Adoption Agreement.

2.20	“Plan Year” means the period identified in Section 1.02 of the Adoption Agreement.

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2.21	“Related Employer” means the Employer and (a) any corporation that is a member of a controlled group of corporations as defined in Section 414(b) of the Code that includes the Employer and (b) any trade or business that is under common control as defined in Section 414(c) of the Code that includes the Employer.

2.22	“Retirement” has the meaning specified in 6.01(f) of the Adoption Agreement.

2.23	“Separation from Service” means the date that the Participant dies, retires or otherwise has a termination of employment with respect to all entities comprising the Related Employer. A Separation from Service does not occur if the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or such longer period during which the Participant’s right to re-employment is provided by statute or contract. If the period of leave exceeds six months and the Participant’s right to re-employment is not provided either by statute or contract, a Separation from Service will be deemed to have occurred on the first day following the six-month period.

Whether a termination of employment has occurred is based on the facts and circumstances. Where an employee continues to provide services to the Related Employer at an annual rate that is less than twenty percent of the services he rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration he receives for such services is less than twenty percent of the average annual remuneration he earned during his final three full calendar years of employment (or, if less, such lesser period), the employee will be treated as having incurred a Separation from Service. Where an employee continues to provide services to the Related Employer in a capacity other than as an employee, a Separation from Service will not be deemed to have occurred if the former employee provides services at an annual rate that is fifty percent or more of the services he rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration he receives for such services is fifty percent or more of the annual remuneration he earned during his final three full calendar years of employment for the Related Employer. For purposes of the foregoing, the annual rate of providing services is determined based upon the measurement used to determine the service provider’s base compensation. An independent contractor is considered to experience a Separation of Service from the Related Employer upon the expiration of the contract (or contracts) under which services are performed for the Related Employer if the expiration constitutes a good faith and complete termination of the contractual relationship. An expiration does not constitute a good faith and complete termination of the contractual

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relationship if the Related Employer anticipates a renewal of a contractual relationship or the independent contractor becoming an employee. The Related Employer will be considered to anticipate the renewal of the contractual relationship with an independent contractor if it intends to contract again for the services provided under the expired contract and neither the Related Employer nor the independent contractor has eliminated the independent contractor as a possible provider of services under any such new contract. A Related Employer is considered to intend to contract again for the services provided under an expired contract if the Related Employer’s doing so is conditioned only upon incurring a need for the services, the availability of funds, or both. All determinations of whether a Separation from Service has occurred will be made in a manner consistent with Code Section 409A.

2.24	“Unforeseeable Emergency” means a severe financial hardship of the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or the Participant’s dependent (as defined in Code Section 152(a)); loss of the Participant’s property due to casualty; or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

2.25	“Valuation Date” means each business day of the Plan Year.

2.26	“Years of Service” means each one year period for which the Participant receives service credit in accordance with the provisions of Section 7.01(d) of the Adoption Agreement.

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ARTICLE 3 – PARTICIPATION
3.1	Participation. The Participants in the Plan shall be those Directors and those “management” or “highly compensated” employees of the Employer within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA who satisfy the requirements of Section 2.01 of the Adoption Agreement.

3.2	Termination of Participation. The Administrator may terminate a Participant’s participation in the Plan in a manner consistent with Code Section 409A.

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ARTICLE 4 – PARTICIPANT CONTRIBUTIONS
4.1	Deferral Agreement. Each Eligible Employee and Director may elect to defer his Compensation within the meaning of Section 3.01 of the Adoption Agreement by executing in writing or electronically, a deferral agreement in accordance with rules and procedures established by the Administrator and the provisions of this Article 4.

A new deferral agreement must be timely executed for each Plan Year during which the Eligible Employee or Director desires to defer Compensation. An Eligible Employee or Director who does not timely execute a deferral agreement shall be deemed to have elected zero deferrals of Compensation for such Plan Year.

If an Eligible Employee or Director fails to have an executed deferral agreement in effect for a Plan Year during which an Employer contribution pursuant to Article 5 is made on his behalf, the Eligible Employee or Director will be deemed to have elected to receive a lump sum distribution upon Separation from Service.

A deferral agreement may be changed or revoked during the period specified by the Administrator. Except as provided in Section 9.3 or in Section 4.01(c) of the Adoption Agreement, a deferral agreement becomes irrevocable at the close of the specified period.

4.2	Amount of Deferral. An Eligible Employee or Director may elect to defer Compensation in any amount permitted by Section 4.01(a) of the Adoption Agreement.

4.3	Timing of Election to Defer. Each Eligible Employee or Director who desires to defer Compensation otherwise payable during a Plan Year must execute a deferral agreement within the period preceding the Plan Year specified by the Administrator. Each Eligible Employee who desires to defer Compensation that is a Bonus must execute a deferral agreement within the period preceding the Plan Year during which the Bonus is earned that is specified by the Administrator, except that if the Bonus can be treated as performance based compensation as described in Code Section 409A(a)(4)(B)(iii), the deferral agreement may be executed within the period specified by the Administrator, which period, in no event, shall end after the date which is six months prior to the end of the period during which the Bonus is earned.

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Except as otherwise provided below, an employee who is classified or designated as an Eligible Employee during a Plan Year or a Director who is designated as eligible to participate during a Plan Year may elect to defer Compensation otherwise payable during the remainder of such Plan Year in accordance with the rules of this Section 4.3 by executing a deferral agreement within the thirty (30) day period beginning on the date the employee is classified or designated as an Eligible Employee or the date the Director is designated as eligible, whichever is applicable, if permitted by Section 2.01 of the Adoption Agreement. If Compensation is based on a specified performance period that begins before the Eligible Employee or Director executes his deferral agreement, the election will be deemed to apply to the portion of such Compensation equal to the total amount of Compensation for the performance period multiplied by the ratio of the number of days remaining in the performance period after the election over the total number of days in the performance period. The rules of this paragraph shall not apply if the Eligible Employee or Director has ever participated or is participating in a “Plan” within the meaning of Prop. Reg. Sec. 1.409A-1(c) sponsored by the Employer.

4.4	Election of Payment Schedule and Form of Payment.

At the time an Eligible Employee or Director completes a deferral agreement, the Eligible Employee or Director must elect a distribution event (which includes a specified time) and a form of payment for the Compensation subject to the deferral agreement from among the options the Administrator has made available for this purpose and which are specified in 6.01(b) of the Adoption Agreement.

4.5	2005 Transitional Rules

If elected by the Plan Sponsor in Section 13.01 of the Adoption Agreement, one or more of the following transitional rules set forth in Notice 2005-1 shall apply during calendar year 2005. Each transitional rule that applies during calendar year 2005 will be implemented in accordance with rules and procedures established by the Administrator.
(a)	New Payment Elections.

A Participant may make new payment elections with respect to amounts subject to Code Section 409A provided the elections are made no later than December 31, 2005. The new payment elections may apply to amounts deferred before the date of the election and can be made without regard to Code Sections 409A(a)(3) and (4) and any inconsistent provisions in the Plan to the contrary. A Participant who fails to make a new payment election in accordance with this Section 4.5(a) with respect any

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amount subject to Code Section 409A for which a valid payment election was not made in accordance with the Plan and the requirements of Code Section 409A will be deemed to have made the default elections provided in Section 13.01(a) of the Adoption Agreement.

If the Plan Sponsor elects not to permit new payment elections in accordance with this Section 4.5(a), the default elections specified in Section 13.01(a) of the Adoption Agreement will apply to all amounts subject to Code Section 409A that were deferred prior to December 31, 2005 for which a valid payment election was not made in accordance with the Plan and the requirements of Code Section 409A.

(b)	Elections to terminate participation or cancel an outstanding election.

A Participant may elect to terminate participation or cancel a deferral election with respect to amounts subject to Code Section 409A. An election made pursuant to this Section 4.5(b) may apply: (i) to all or part of calendar year 2005; (ii) to elective and/or nonelective deferred compensation under the Plan; (iii) to all or any portion of the Plan; and/or (iv) to one or more outstanding deferral elections with regard to amounts subject to Code Section 409A. An election made pursuant to this Section 4.5(b) includes a termination or cancellation that results in a lower amount of deferral for the period without a complete elimination of deferrals. Any election made pursuant to this Section 4.5(b) may be made without regard to Code Sections 409A(a)(2), (3) and (4) and any inconsistent provisions in the Plan to the contrary.

(c)	Prospective Deferral Elections.

A Participant may make a deferral election with respect to Compensation that has not yet been paid or become payable at the time of the election, provided the election is made no later than March 15, 2005. The prospective deferral election may be made without regard to Code Section 409A(a)(4) and any inconsistent provisions in the Plan to the contrary.
4.6	2006 Transitional Rule

If elected by the Plan Sponsor in accordance with Section 13.02 of the Adoption Agreement, the following transitional rule will apply during calendar year 2006. The rule will be implemented in accordance with rules and procedures established by the Administrator.

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A Participant may make new payment elections with respect to amounts subject to Code Section 409A provided: (a) the elections are made no later than December 31, 2006 and, (b) a Participant cannot in 2006 change payment elections with respect to payments that would otherwise have become payable in 2006 or cause payments to be made in 2006.

A Participant who fails to make a new payment election in accordance with amount subject to Code Section 409A for which a valid payment election was not made in accordance with the Plan and the requirements of Code Section 409A will be deemed to have made the default elections provided in Section 13.01(a) of the Adoption Agreement.

If the Plan Sponsor elects not to permit new payment elections in accordance with this Section 4.6, the default elections in Section 13.01(a) of the Adoption Agreement will apply to all amounts subject to Code Section 409A for which a valid payment election was not made in accordance with the Plan and the requirements of Code Section 409A.

4.7	2007 Transitional Rule

If elected by the Plan Sponsor in accordance with Section 13.03 of the Adoption Agreement, the following transitional rule will apply during calendar year 2007. The rule will be implemented in accordance with rules and procedures established by the Administrator.

A Participant may make new payment elections with respect to amounts subject to Code Section 409A provided: (a) the elections are made no later than December 31, 2007 and, (b) a Participant cannot in 2007 change payment elections with respect to payments that would otherwise have become payable in 2007 or cause payments to be made in 2007.

A Participant who fails to make a new payment election in accordance with amount subject to Code Section 409A for which a valid payment election was not made in accordance with the Plan and the requirements of Code Section 409A will be deemed to have made the default elections provided in Section 13.01(a) of the Adoption Agreement.

If the Plan Sponsor elects not to permit new payment elections in accordance with this Section 4.7, the default elections in Section 13.01(a) of the Adoption Agreement will apply to all amounts subject to Code Section 409A for which a valid payment election was not made in accordance with the Plan and the requirements of Code Section 409A.

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ARTICLE 5 – EMPLOYER CONTRIBUTIONS
5.1	Matching Contributions. If elected by the Plan Sponsor in Section 5.01(a) of the Adoption Agreement, the Employer will credit the Participant’s Account with a matching contribution determined in accordance with the formula specified in Section 5.01(a) of the Adoption Agreement. The matching contribution will be credited to the Participant’s Account at the time specified in Section 5.01(a)(iii) of the Adoption Agreement.

5.2	Other Contributions. If elected by the Plan Sponsor in Section 5.01(b) of the Adoption Agreement, the Employer will credit the Participant’s Account with a contribution determined in accordance with the formula or method specified in Section 5.01(b) of the Adoption Agreement. The contribution will be credited to the Participant’s Account at the time specified in Section 5.01(b)(iii) of the Adoption Agreement.

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ARTICLE 6 – ACCOUNTS AND CREDITS
6.1	Establishment of Account. For accounting and computational purposes only, the Administrator will establish and maintain an Account for each Participant which will reflect the credits made pursuant to Section 6.2 along with the earnings, expenses, gains and losses allocated thereto, attributable to the hypothetical investments made with the amounts in the Participant’s Account as provided in Article 7. The Administrator will establish and maintain such other records and accounts, as it decides in its discretion to be reasonably required or appropriate to discharge its duties under the Plan.

6.2	Credits to Account. A Participant’s Account will be credited for each Plan Year with the amount of his elective deferrals under Section 4.1 at the time the amount subject to the deferral election would otherwise have been payable to the Participant and the amount of Employer contributions made on his behalf under Article 5. Such amounts will be credited to the Participant’s Account at the times specified, respectively, in Sections 5.01(a)(iii) and 5.01(b)(iii) of the Adoption Agreement.

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ARTICLE 7 – INVESTMENT OF CONTRIBUTIONS
7.1	Investment Options. The amount in a Participant’s Account shall be treated as invested in the investment options designated for this purpose by the Administrator and set forth in Appendix A to the Adoption Agreement.

7.2	Adjustment of Accounts. The amount in a Participant’s Account shall be adjusted for hypothetical investment earnings, expenses, gains or losses in an amount equal to the earnings, expenses, gains or losses attributable to the investment options selected by the party designated in Section 9.01 of the Adoption Agreement from among the investment options provided in Section 7.1. If permitted by Section 9.01 of the Adoption Agreement, a Participant may, in accordance with rules and procedures established by the Administrator, select the investments from among the options provided in Section 7.1 to be used for the purpose of calculating future hypothetical investment adjustments to the Participant’s Account or to future credits to the Account under Section 6.2 effective as the Valuation Date coincident with or next following notice to the Administrator. The Account of each Participant shall be adjusted as of each Valuation Date to reflect: (a) the hypothetical earnings, expenses, gains and losses described above; (b) amounts credited pursuant to Section 6.2; and (c) distributions or withdrawals. In addition, the Account of each Participant may be adjusted for its allocable share of the hypothetical costs and expenses associated with the maintenance of the hypothetical investments provided in Section 7.1.

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ARTICLE 8 – RIGHT TO BENEFITS
8.1	Vesting. A Participant, at all times, has the 100% nonforfeitable interest in the amounts credited to his Account attributable to his elective deferrals made in accordance with Section 4.1.

A Participant’s right to the amounts credited to his Account attributable to Employer contributions made in accordance with Article 5 shall be determined in accordance with the relevant schedule specified in Section 7.01 of the Adoption Agreement.

8.2	Death. The balance or remaining balance credited to a Participant’s vested Account shall be paid to his Beneficiary at the time specified in Section 6.01(a) of the Adoption Agreement in a single lump sum payment following the date of death, unless additional forms of payment have been made available for this purpose in Section 6.01(b) of the Adoption Agreement and the Participant has made a valid election (or valid elections) of a form of payment in accordance with the provisions of Article 4. If additional forms have been made available, payment to the Beneficiary shall be made at the time specified in Section 6.01(a) of the Adoption Agreement in the form elected by the Participant in accordance with the provisions of Article 4. If multiple Beneficiaries have been designated, each Beneficiary shall receive payment of his specified portion of the Account at the time specified in Section 6.01(a) of the Adoption Agreement in the form elected by the Participant.

A Participant may designate a Beneficiary or Beneficiaries, or change any prior designation of Beneficiary or Beneficiaries in accordance with rules and procedures established by the Administrator.

A copy of the death notice or other sufficient documentation must be filed with and approved by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for part or all of the Participant’s vested Account, such amount will be paid to his estate (such estate shall be deemed to be the Beneficiary for purposes of the Plan) in a single lump sum payment.

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8.3	Disability. The balance or remaining balance credited to a Participant’s vested Account shall be paid to the Participant at the time specified in Section 6.01(a) of the Adoption Agreement in a single lump sum cash payment following the date a Participant incurs a Disability as defined in Section 2.11, unless additional forms of payment have been made available for this purpose in Section 6.01(b) of the Adoption Agreement and the Participant has made a valid election of a different form of payment. If additional forms have been made available, payment shall be made at the time specified in Section 6.01(a) of the Adoption Agreement and in the form elected by the Participant in accordance with the provisions of Article 4. The Administrator, in its sole discretion, shall determine whether a Participant has experienced a disability for purposes of this Section 8.3.

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ARTICLE 9 – DISTRIBUTION OF BENEFITS
9.1	Amount of Benefits. The vested amount credited to a Participant’s Account as determined under Articles 6, 7 and 8 shall determine and constitute the basis for the value of benefits payable to the Participant under the Plan.

9.2	Method and Timing of Distributions. Except as otherwise provided in this Article 9, distributions under the Plan shall be made in accordance with the elections made by the Participant under Article 4. Distributions following a payment event shall commence at the time specified in Section 6.01(a) of the Adoption Agreement. If permitted by Section 6.01(g) of the Adoption Agreement, a Participant may elect, at least twelve months before a scheduled distribution event, to delay the payment date for a minimum period of sixty months from the originally scheduled date of payment. The re-deferral election must be made in accordance with procedures and rules established by the Administrator. The Participant may, at the same time the date of payment is deferred, change the form of payment but such change in the form of payment may not effect an acceleration of payment in violation of Section 409A of the Code. For purposes of this Section 9.2, a series of installment payments is always treated as a single payment and not as a series of separate payments.

9.3	Unforeseeable Emergency. A Participant may request a distribution due to an Unforeseeable Emergency if the Plan Sponsor has elected to permit Unforeseeable Emergency withdrawals under Section 8.01(a) of the Adoption Agreement. The request must be in writing and must be submitted to the Administrator along with evidence that the circumstances constitute an Unforeseeable Emergency. The Administrator has the discretion to require whatever evidence it deems necessary to determine whether a distribution is warranted. Whether a Participant has incurred an Unforeseeable Emergency will be determined by the Administrator on the basis of the relevant facts and circumstances in its sole discretion, but, in no event, will an Unforeseeable Emergency be deemed to exist if the hardship can be relieved: (a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Participant’s assets to the extent such liquidation would not itself cause severe financial hardship, or (c) by cessation of deferrals under the Plan. A distribution due to an Unforeseeable Emergency must be limited to the amount reasonably necessary to satisfy the emergency need and may include any amounts necessary to pay any federal, state or local income tax penalties reasonably anticipated to result from the distribution. The distribution will be made in the form of a single lump sum cash payment. If permitted by Section 8.01(b) of the Adoption Agreement, a Participant’s deferral

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elections for the remainder of the Plan Year will be cancelled upon a withdrawal due to Unforeseeable Emergency.

9.4	Termination Before Retirement. If the Plan Sponsor has elected a Separation from Service override in accordance with Section 6.01(d) of the Adoption Agreement, the following provisions apply. A Participant who experiences a Separation from Service before Retirement for any reason other than death shall receive the vested amount credited to his Account at the time specified in Section 6.01(a) of the Adoption Agreement in a single lump sum payment following such termination or cessation of service regardless of whether the Participant had made different elections of time or form of payment as to the vested amounts credited to his Account or whether the Participant was receiving installment payouts at the time of such termination.

9.5	Cashouts Of Amounts Not Exceeding Stated Limit. If the vested amount credited to the Participant’s Account does not exceed the limit established for this purpose by the Plan Sponsor in Section 6.01(e) of the Adoption Agreement at the time he separates from service with the Employer for any reason, the Employer shall distribute such amount to the Participant at the time specified in Section 6.01(a) of the Adoption Agreement in a single lump sum cash payment following such termination regardless of whether the Participant had made different elections of time or form of payment as to the vested amount credited to his Account or whether the Participant was receiving installments at the time of such termination. A Participant’s Account, for purposes of this Section 9.5, shall include any amounts described in Section 1.3.

9.6	Key Employees. In no event shall a distribution made to a Key Employee due to Separation from Service (or Retirement, if applicable) occur before the date which is six months after the date of his Separation from Service (or Retirement, if applicable) with the Employer. For purposes of this Section 9.6, a Key Employee means an employee of an Employer any of whose stock is publicly traded on an established securities market or otherwise who satisfies the requirements of Section 416(i)(1)(A)(i), (ii) or (iii), of the Code, determined without regard to Section 416(i)(5) of the Code, at any time during the twelve-month period ending on the Identification Date. An employee who is determined to be a Key Employee on an Identification Date shall be treated as a Key Employee for purposes of the six-month delay in distributions set forth in this Section 9.6 for the twelve-month period beginning on the first day of the fourth month following the Identification Date. Whether any stock of the Employer is traded on an established securities market or otherwise is determined on the date a Participant experiences a Separation from Service. Installment distributions to a Key Employee that are delayed due to the application of the requirements of this Section 9.6 shall commence as of the earliest

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date permitted by Code Section 409A.

9.7	Change in Control. If the Plan Sponsor has elected to permit distributions upon a Change in Control, the following provisions shall apply. A distribution made upon a Change in Control will be made at the time specified in Section 6.01(a) of the Adoption Agreement in the form elected by the Participant in accordance with the procedures described in Article 4. Alternatively, if the Plan Sponsor has elected in accordance with Section 11.02 of the Adoption Agreement to require distributions upon a Change in Control, the Participant’s remaining vested Account shall be paid to the Participant or the Participant’s Beneficiary at the time specified in Section 6.01(a) of the Adoption Agreement as a single lump sum payment. A Change in Control, for purposes of the Plan, will occur upon a change in the ownership of the Plan Sponsor, a change in the effective control of the Plan Sponsor or a change in the ownership of a substantial portion of the assets of the Plan Sponsor, but only if elected by the Plan Sponsor in Section 11.03 of the Adoption Agreement. The Plan Sponsor, for this purpose, includes any corporation identified in this Section 9.7.

If a Participant continues to make deferrals in accordance with Article 4 after he has received a distribution due to a Change in Control, the residual amount payable to the Participant shall be paid at the time and in the form specified in the elections he makes in accordance with Article 4 or upon his Death or Disability as provided in Article 8.

Whether a Change in Control has occurred will be determined by the Administrator in accordance with the rules and definitions set forth in this Section 9.7. A distribution to the Participant will be treated as occurring upon a Change in Control if the Plan Sponsor terminates the Plan in accordance with Section 10.02 and distributes the Participant’s benefits within twelve months of a Change in Control as provided in Section 10.3.
(a)	Relevant Corporations. To constitute a Change in Control for purposes of the Plan, the event must relate to (i) the corporation for whom the Participant is performing services at the time of the Change in Control, (ii) the corporation that is liable for the payment of the Participant’s benefits under the Plan (or all corporations liable if more than one corporation is liable), or (iii) a corporation that is a majority shareholder of a corporation identified in (i) or (ii), or any corporation in a chain of corporations in which each corporation is a majority corporation of another corporation in the chain, ending in a corporation identified in (i) or (ii). A majority shareholder is defined as a shareholder owning more than fifty percent (50%) of the total fair market value and voting power of such corporation.

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(b)	Stock Ownership. Code Section 318(a) applies for purposes of determining stock ownership. Stock underlying a vested option is considered owned by the individual who owns the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). If, however, a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation Section 1.83-3(b) and (j)) the stock underlying the option is not treated as owned by the individual who holds the option. Mutual and cooperative corporations are treated as having stock for purposes of this Section 9.7.

(c)	Change in the Ownership of a Corporation. A change in the ownership of a corporation occurs on the date that any one person or more than one person acting as a group, acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of such corporation. If any one person or more than one person acting as a proxy is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of a corporation, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the corporation (or to cause a change in the effective control of the corporation as discussed below in Section 9.7(d)). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock. Section 9.7(c) applies only when there is a transfer of stock of a corporation (or issuance of stock of a corporation) and stock in such corporation remains outstanding after the transaction. For purposes of this Section 9.7(c), persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time or as a result of a public offering. Persons will, however, be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

(d)	Change in the effective control of a corporation. A change in the effective control of a corporation occurs on the date that either (i) any one person, or more than one person acting as a group, acquires (or

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has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing thirty-five (35%) or more of the total voting power of the stock of such corporation, or (ii) a majority of members of the corporation’s board of directors is replaced during any twelve month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation’s board of directors prior to the date of the appointment or election, provided that for purposes of this paragraph (ii), the term corporation refers solely to the relevant corporation identified in Section 9.7(a) for which no other corporation is a majority shareholder for purposes of Section 9.7(a). In the absence of an event described in Section 9.7(d)(i) or (ii), a change in the effective control of a corporation will not have occurred. A change in effective control may also occur in any transaction in which either of the two corporations involved in the transaction has a change in the ownership of such corporation as described in Section 9.7(c) or a change in the ownership of a substantial portion of the assets of such corporation as described in Section 9.7(e). If any one person, or more than one person acting as a group, is considered to effectively control a corporation within the meaning of this Section 9.7(d), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control of the corporation or to cause a change in the ownership of the corporation within the meaning of Section 9.7(c). For purposes of this Section 9.7(d), persons will or will not be considered to be acting as a group in accordance with rules similar to those set forth in Section 9.7(c) with the following exception. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

(e)	Change in the ownership of a substantial portion of a corporation’s assets. A change in the ownership of a substantial portion of a corporation’s assets occurs on the date that any one person, or more than one person acting as a group (as determined in accordance with rules similar to those set forth in Section 9.7(d)), acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation of the

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value of the assets being disposed of determined without regard to any liabilities associated with such assets. There is no Change in Control event under this Section 9.7(e) when there is a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer. A transfer of assets by a corporation is not treated as a change in ownership of such assets if the assets are transferred to (i) a shareholder of the corporation (immediately before the asset transfer) in exchange for or with respect to its stock, (ii) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the corporation, (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the corporation, or (iv) an entity, at least fifty (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in Section 9.7(e)(iii). For purposes of the foregoing, and except as otherwise provided, a person’s status is determined immediately after the transfer of assets.
9.8	Permissible Delays in Payment. Distributions may be delayed beyond the date payment would otherwise occur in accordance with the provisions of Articles 8 and 9 in any of the following circumstances. The Employer may delay payment if it reasonably anticipates that its deduction with respect to such payment would be limited or eliminated by the application of Section 162(m) of the Code. Payment must be made at the earliest date at which the Employer reasonably anticipates that the deduction of the payment amount will not be eliminated or limited by Section 162(m) of the Code or the calendar year in which the Participant Separates from Service. The Employer may also delay payment if it reasonably anticipates that the payment will violate a term of a loan agreement or other similar contract to which the Employer is a party and such violation will cause material harm to the Employer. Payment must be made at the earliest date on which the Employer reasonably anticipates that the making of the payment will not cause a violation or the violation will no longer cause material harm to the Employer. Payment cannot be delayed if the facts and circumstances indicate that the Employer entered into the loan agreement or similar contract not for legitimate business reasons but to avoid the restrictions on deferral elections and subsequent deferral elections under Section 409A of the Code. The Employer may also delay payment if it reasonably anticipates that the making of the payment will violate Federal Securities Laws or other applicable laws provided payment is made at the earliest date on which the Employer reasonably anticipates that the making of the payment will not cause such violation. The Employer reserves the right to amend the Plan to provide for a delay in payment upon such other events and conditions as the Secretary of the Treasury may prescribe in generally applicable guidance published in the

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Internal Revenue Bulletin. Once a provision permitting delay of payment is applicable to an amount of deferred compensation, the failure to apply such provision or the modification of the Plan to remove such provision will constitute an acceleration of any payment to which such provision applied.

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ARTICLE 10 – AMENDMENT AND TERMINATION
10.1	Amendment by Plan Sponsor. The Plan Sponsor reserves the right to amend the Plan (for itself and each Employer) through action of its Board of Directors. No amendment can directly or indirectly deprive any current or former Participant or Beneficiary of all or any portion of his Account which had accrued prior to the amendment.

10.2	Plan Termination Following Change in Control or Corporate Dissolution. If so elected by the in 11.01 of the Adoption Agreement, the Plan Sponsor reserves the right to terminate the Plan and distribute all amounts credited to all Participant Accounts within the 30 days preceding or the twelve months following a Change in Control as determined in accordance with the rules set forth in Section 9.7. For this purpose, the Plan will be treated as terminated only if all substantially similar arrangements sponsored by the Plan Sponsor are terminated so that all participants under the Plan and all similar arrangements are required to receive all amounts deferred under the terminated arrangements within twelve months of the date of termination of the arrangements. In addition, the Plan Sponsor reserves the right to terminate the Plan within twelve months of a corporate dissolution taxed under Section 331 of the Code or with the approval of a bankruptcy court pursuant to United States Code Section 503(b)(1)(A) provided that amounts deferred under the Plan are included in the gross incomes of Participants in the latest of (a) the calendar year in which the termination occurs, (b) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture, or (c) the first calendar year in which payment is administratively practicable.

10.3	Other Plan Terminations. The Plan Sponsor retains the discretion to terminate the Plan if (a) all arrangements sponsored by the Plan Sponsor that would be aggregated with any terminated arrangement under Prop. Reg. Section 1.409A-1(c) are terminated, (b) no payments other than payments that would be payable under the terms of the arrangements if the termination had not occurred are made within twelve months of the termination of the arrangements, (c) all payments are made within twenty-four months of the termination of the arrangements, (d) the Plan Sponsor does not adopt a new arrangement that would be aggregated with any terminated arrangement under Prop. Reg. Section 1.409A-1(c) at any time within the five year period following the date of termination of the arrangement. The Plan Sponsor also reserves the right to amend the Plan to provide that termination of the Plan will occur under such conditions and events as may be prescribed by the Secretary of the Treasury in generally applicable guidance published in the Internal Revenue Bulletin.

10-1

ARTICLE 11 – THE TRUST
11.1 Establishment of Trust. The Plan Sponsor may but is not required to establish a trust to hold amounts which the Plan Sponsor may contribute from time to time to correspond to some or all amounts credited to Participants under Section 6.2. If the Plan Sponsor elects to establish a trust in accordance with Section 10.01 of the Adoption Agreement, the provisions of Sections 11.2 and 11.3 shall become operative.
11.2  Grantor Trust. Any trust established by the Plan Sponsor shall be between the Plan Sponsor and a trustee pursuant to a separate written agreement under which assets are held, administered and managed, subject to the claims of the Plan Sponsor’s creditors in the event of the Plan Sponsor’s insolvency, until paid to the Participant and/or his Beneficiaries specified in the Plan. The trust is intended to be treated as a grantor trust under the Code, and the establishment of the trust shall not cause the Participant to realize current income on amounts contributed thereto. The Plan Sponsor must notify the trustee in the event of a bankruptcy or insolvency.
11.3  Investment of Trust Funds. Any amounts contributed to the trust by the Plan Sponsor shall be invested by the trustee in accordance with the provisions of the trust and the instructions of the Administrator. Trust investments need not reflect the hypothetical investments selected by Participants under Section 7.1 for the purpose of adjusting Accounts and the earnings or investment results of the trust shall not affect the hypothetical investment adjustments to Participant Accounts under the Plan.

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ARTICLE 12 – PLAN ADMINISTRATION
12.1	Powers and Responsibilities of the Administrator. The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however, to the applicable requirements of ERISA. The Administrator’s powers and responsibilities include, but are not limited to, the following:
(a)	To make and enforce such rules and procedures as it deems necessary or proper for the efficient administration of the Plan;

(b)	To interpret the Plan, its interpretation thereof to be final on all persons claiming benefits under the Plan;

(c)	To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

(d)	To administer the claims and review procedures specified in Section 12.2;

(e)	To compute the amount of benefits which will be payable to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan;

(f)	To determine the person or persons to whom such benefits will be paid;

(g)	To authorize the payment of benefits;

(h)	To comply with the reporting and disclosure requirements of Part 1 of Subtitle B of Title I of ERISA;

(i)	To appoint such agents, counsel, accountants, and consultants as may be required to assist in administering the Plan;

(j)	By written instrument, to allocate and delegate its responsibilities, including the formation of an Administrative Committee to administer the Plan.

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12.2	Claims and Review Procedures.
(a)	Claims Procedure.

If any person believes he is being denied any rights or benefits under the Plan, such person may file a claim in writing with the Administrator. If any such claim is wholly or partially denied, the Administrator will notify such person of its decision in writing. Such notification will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) a description of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the person’s right to bring a civil action following an adverse decision on review. Such notification will be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his claim.

(b)	Review Procedure.

Within 60 days after the date on which a person receives a written notification of denial of claim (or, if written notification is not provided, within 60 days of the date denial is considered to have occurred), such person (or his duly authorized representative) may (i) file a written request with the Administrator for a review of his denied claim and of pertinent documents and (ii) submit written issues and comments to the Administrator. The Administrator will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The notification will explain that the person is entitled to receive, upon request and free of charge, reasonable access to and copies of all pertinent documents and has the right to bring a civil action following an adverse decision on review. The decision on review will be made within 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the

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Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). If the decision on review is not made within such period, the claim will be considered denied.
12.3	Plan Administrative Costs. All reasonable costs and expenses (including legal, accounting, and employee communication fees) incurred by the Administrator in administering the Plan shall be paid by Plan to the extent not paid by the Employer.

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ARTICLE 13 – MISCELLANEOUS
13.1	Unsecured General Creditor of the Employer. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Employer. For purposes of the payment of benefits under the Plan, any and all of the Employer’s assets shall be, and shall remain, the general, unpledged, unrestricted assets of the Employer. Each Employer’s obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

13.2	Employer’s Liability. Each Employer’s liability for the payment of benefits under the Plan shall be defined only by the Plan and by the deferral agreements entered into between a Participant and the Employer. An Employer shall have no obligation or liability to a Participant under the Plan except as provided by the Plan and a deferral agreement or agreements. An Employer shall have no liability to Participants employed by other Employers.

13.3	Limitation of Rights. Neither the establishment of the Plan, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to the Participant or any other person any legal or equitable right against the Employer, the Plan or the Administrator, except as provided herein; and in no event will the terms of employment or service of the Participant be modified or in any way affected hereby.

13.4	Anti-Assignment. Except as may be necessary to fulfill a domestic relations order within the meaning of Section 414(p) of the Code, none of the benefits or rights of a Participant or any Beneficiary of a Participant shall be subject to the claim of any creditor. In particular, to the fullest extent permitted by law, all such benefits and rights shall be free from attachment, garnishment, or any other legal or equitable process available to any creditor of the Participant and his or her Beneficiary. Neither the Participant nor his or her Beneficiary shall have the right to alienate, anticipate, commute, pledge, encumber, or assign any of the payments which he or she may expect to receive, contingently or otherwise, under the Plan, except the right to designate a Beneficiary to receive death benefits provided hereunder. Notwithstanding the preceding, the benefit payable from a Participant’s Account may be reduced, at the discretion of the administrator, to satisfy any debt or liability to the Employer.

13.5	Facility of Payment. If the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may

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direct the Employer to disburse such payments to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under State law for the care and control of such recipient. The receipt by such person or institution of any such payments therefore, and any such payment to the extent thereof, shall discharge the liability of the Employer, the Plan and the Administrative Committee for the payment of benefits hereunder to such recipient.
13.6	Notices. Any notice or other communication to the Employer or Administrator in connection with the Plan shall be deemed delivered in writing if addressed to the Plan Sponsor at the address specified in Section 1.03 of the Adoption Agreement and if either actually delivered at said address or, in the case or a letter, 5 business days shall have elapsed after the same shall have been deposited in the United States mails, first-class postage prepaid and registered or certified.

13.7	Tax Withholding. If the Employer concludes that tax is owing with respect to any deferral or payment hereunder, the Employer shall withhold such amounts from any payments due the Participant, as permitted by law, or otherwise make appropriate arrangements with the Participant or his Beneficiary for satisfaction of such obligation. Tax, for purposes of this Section 13.7 means any federal, state, local or any other governmental income tax, employment or payroll tax, excise tax, or any other tax or assessment owing with respect to amounts deferred, any earnings thereon, and any payments made to Participants under the Plan.

13.8	Indemnification. Each Employer shall indemnify and hold harmless each employee, officer, or director of an Employer to whom is delegated duties, responsibilities, and authority with respect to the Plan against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him (including but not limited to reasonable attorney fees) which arise as a result of his actions or failure to act in connection with the operation and administration of the Plan to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty, or expense is not paid for by liability insurance purchased or paid for by an Employer. Notwithstanding the foregoing, an Employer shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Employer consents in writing to such settlement or compromise. Indemnification under this Section 13.8 shall not be applicable to any person if the cost, loss, liability, or expense is due to the person’s gross negligence, fraud or willful misconduct or if the person refuses to assist in the defense of the claim against him.

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13.9	Permitted Acceleration of Payment. The Plan may permit acceleration of the time or schedule of any payment or amount scheduled to be paid pursuant to a payment under the Plan as provided in Section 10.2 or 10.3 and this Section 13.9. The Plan may permit acceleration of payment (a) to an individual other than the Participant as may be necessary to fulfill a domestic relations order within the meaning of Section 414(p)(1)(B) of the Code, (b) to comply with a certificate of divestiture as defined in Section 1043(b)(2) of the Code, (c) to pay the Federal Insurance Contributions Act (FICA) tax imposed under Sections 3101, 3121(a) and 3121(v)(2) of the Code on compensation deferred under the Plan, (d) to pay the income tax under Section 3401 of the Code or the corresponding withholding provisions of the applicable state, local or foreign tax laws as a result of the payment of any FICA tax described in (c) and to pay the additional income tax at source on wages attributable to the pyramiding Section 3401 of the Code, wages and taxes, and (e) to pay the amount required to be included in gross income as a result of the failure of the Plan to comply with the requirements of Section 409A of the Code. The total payment under (c) or (d) shall, in no event, exceed the aggregate of the FICA tax and the income tax withholding related to such FICA tax. The total payment under (e) shall, in no event, exceed the amount required to be included in income as a result of the failure to comply with requirements of Section 409A of the Code.

13.10	Governing Law. The Plan will be construed, administered and enforced according to the laws of the State specified by the Plan Sponsor in Section 12.01 of the Adoption Agreement.

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ADOPTION AGREEMENT

1.01	PREAMBLE

By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]

	(a)	☐	adopts a new plan as of [month, day, year]

	(b)	☑	amends and restates its existing plan as of 01/01/2007 which is the Amendment Restatement Date.

Original Effective Date: 01/01/1996

Pre-409A Grandfathering: ☑ Yes ☐ No [If yes, complete Appendix B, “Summary of Grandfathered Provisions”]

1.02	PLAN

Plan Name: Diamond Offshore Management Company Supplemental Executive Retirement Plan (formerly known as the Diamond Offshore Management Company Deferred Compensation and Supplemental Executive Retirement Plan)

Plan Year: January 1 through December 31.

1.03	PLAN SPONSOR

	Name:	Diamond Offshore Management Company
	Address:	15415 Katy Freeway, Suite 100, Houston TX 77094-1810
	Phone # :	281-492-5300
	EIN:	13-3560049
	Fiscal Yr:	01/01 through 12/31
	Form of Entity:	Corporation

If Plan Sponsor is a Corporation is stock publicly traded?

	☑ Yes	☐No

1.04	EMPLOYER

The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan:

Entity	Publicly Traded Corporation

	Yes	No

Diamond Offshore Management Company	☑	☐
	☐	☐
	☐	☐
	☐	☐

October 2006

1.05	ADMINISTRATOR

The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Committee appointed by the Board of Directors.

Note:	The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. This is not Fidelity Investments Institutional Operations Company, Inc. nor any other Fidelity affiliate.
1.06	IDENTIFICATION DATE

The Employer has designated 09/30 as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.
October 2006

2.01	PARTICIPATION

	(a)	Employees [complete (i), (ii) or (iii)]

		(i)	☑	Eligible Employees are selected by the Employer.

		(ii)	☐	Eligible Employees are those employees of the Employer who satisfy the following criteria:

		(iii)	☐	Employees are not eligible to participate.

	(b)	Directors [complete (i), (ii) or (iii)]

		(i)	☐	All Directors are eligible to participate.

		(ii)	☐	Only Directors selected by the Employer are eligible to participate.

		(iii)	☐	Directors are not eligible to participate.
October 2006

3.01	COMPENSATION

For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

	(a)	☑	Compensation is defined as:

Base salary

	(b)	☐	Compensation as defined in [insert name of qualified plan] without regard to the limitation captured in Section 401(a)(17) of the Code for such Plan Year:

	(c)	☐	Director Compensation is defined as:

	(d)	☐	Compensation shall, for all Plan purposes, be limited to $ .

	(e)	☐	Not Applicable.

3.02	BONUSES

Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses:

Will be treated as Performance
Type	Based Compensation
	Yes	No
	☐	☐

	☐	☐

	☐	☐

	☐	☐

	☐	☐

☐ Not Applicable.
October 2006

4.01	PARTICIPANT CONTRIBUTIONS

If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).
(a)	Amount of Deferrals

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” or “percentage amount” but not both.

(i) Compensation Other than Bonuses [do not complete if you complete (iii)]

	Dollar Amount		% Amount
Type of Remuneration	Min	Max	Min	Max	Increment
(a)
(b)
(c)

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.
(ii) Bonuses [do not complete if you complete (iii)]

	Dollar Amount		% Amount
Type of Bonus	Min	Min	Min	Max	Increment
(a)
(b)
(c)

(iii) Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount
Min	Max	Min	Max	Increment

(iv) Director Compensation

	Dollar Amount		% Amount
Type of Compensation	Min	Min	Min	Max	Increment
Annual Retainer
Meeting Fees
Other:
Other:

October 2006

(b)	Election Period
(i)	Performance Based Compensation

A special election period

☐ Does ☐ Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

(ii)	Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year

☐ May ☐ May Not

elect to defer Compensation otherwise payable during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan.
(c)	Revocation of Deferral Agreement

A Participant’s deferral agreement

☐ Will

☐ Will Not

be cancelled for the remainder of any Plan Year during which he receives a hardship distribution of elective deferrals from a qualified cash or deferred arrangement maintained by the Employer.

(d)	No Participant Contributions

☑ Participant contributions are not permitted under the Plan.
October 2006

5.01	EMPLOYER CONTRIBUTIONS

If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).
(a)	Matching Contributions

(i)	Amount

For each Plan Year, the Employer shall make a Matching Contribution on behalf of each Participant who satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete one]:

	(A)	☑	6% of the Compensation for the Plan Year in excess of the IRC 401(a)(17) limit

	(B)	☐	An amount determined by the Employer in its sole discretion

	(C)	☐	Matching Contributions for each Participant shall be limited to $ and/or % of Compensation.

	(D)	☐	Other:

	(E)	☐	Not Applicable [Proceed to Section 5.01(b)]

(ii)	Eligibility for Matching Contribution

A Participant shall receive an allocation of Matching Contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements [complete the ones that are applicable]:

	(A)	☑	Describe requirements:

Receives Compensation in excess of the IRC 401(a)(17) compensation limit for the Plan Year and has elected to make elective deferrals to the Diamond Offshore 401(k) Plan by the last day of the Plan Year.

	(B)	☑	Is selected by the Employer in its sole discretion to receive an allocation of Matching Contributions

	(C)	☐	No requirements
October 2006

	(iii)	Time of Allocation

Matching Contributions, if made, shall be treated as allocated [select one]:

		(A)	☑	As of the last day of the Plan Year

		(B)	☐	At such times as the Employer shall determine in it sole discretion

		(C)	☐	At the time the Compensation on account of which the Matching Contribution is being made would otherwise have been paid to the Participant

		(D)	☐	Other:

(b)	Other Contributions

	(i)	Amount

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete one]:

		(A)	☑	An amount equal to 5% of the Participant’s Compensation in excess of the 401(a)(17) limit

		(B)	☐	An amount determined by the Employer in its sole discretion

		(C)	☐	Contributions for each Participant shall be limited to $

		(D)	☐	Other:

		(E)	☐	Not Applicable [Proceed to Section 6.01]
October 2006

(ii)	Eligibility for Other Contributions
A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he satisfies the following requirements [complete the one that is applicable]:

(A)	☐	Describe requirements:

(B)	☑	Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions

(C)	☐	No requirements
(iii)	Time of Allocation
Employer contributions, if made, shall be treated as allocated [select one]:

(A)	☑	As of the last day of the Plan Year

(B)	☐	At such time or times as the Employer shall determine in its sole discretion

(C)	☐	Other:

(c)	No Employer Contributions

	☐	Employer contributions are not permitted under the Plan
October 2006

6.01	DISTRIBUTIONS
The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.
(a)	Timing of Distributions

(i)	All distributions shall commence in accordance with the following [choose one]:

	(A)	☑	As of the distribution event
	(B)	☐	Monthly on specified day [insert day]
	(C)	☐	Annually on specified month and day [insert month and day]
	(D)	☐	Calendar quarter on specified day [insert day]

(ii)	The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:

	(A)	☐	Event Delay — Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for 30 days.

	(B)	☐	Hold Until Next Year — Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event.

	(C)	☐	Immediate Processing — The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

October 2006

(b)	Distribution Events

If multiple events are selected, the earliest to occur will trigger payment.

Lump
			Sum	Installments

(i)	☐	Specified Date		years to years

(ii)	☐	Specified Age		years to years

(iii)	☑	Separation from Service	X	2 years to 15 years

(iv)	☐	Separation from Service plus 6 months		years to years

(v)	☐	Separation from Service plus months [not to exceed months]		years to years

(vi)	☐	Retirement		years to years

(vii)	☐	Retirement plus 6 months		years to years

(viii)	☐	Retirement plus months [not to exceed months]		years to years

(ix)	☐	Later of Separation from Service or Specified Age		years to years

(x)	☐	Later of Separation from Service or Specified Date		years to years

(xi)	☐	Later of Retirement or Specified Age		years to years

(xii)	☐	Later of Retirement or Specified Date		years to years

(xiii)	☐	Disability		years to years

(xiv)	☐	Death		years to years

(xv)	☐	Change in Control		years to years
If payment is made due to Disability, payment shall be made at the time and in the form elected by the Participant for payment in the event of Separation from Service.
Installments may be paid [select each that applies]

☐	Monthly
☐	Quarterly
☑	Annually
(c)	Specified Date and Specified Age elections may not extend beyond age [insert age].
October 2006

(d)	Separation from Service Override

A Separation from Service override
☐	Shall apply. [If this is elected, “Separation from Service” cannot be selected as a distribution event in Section 6.01(b)]

☑	Shall not apply.
A Separation from Service override provides that a Participant, whose Separation from Service occurs before Retirement, shall receive the vested amount credited to his Account as a lump sum payment.
(e)	Involuntary Cashouts
☐	If the Participant’s vested Account at the time of his Separation from Service does not exceed $__ (insert dollar amount) distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

☑	There are no involuntary cashouts.
(f)	Retirement

☐	Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

☑	No special definition of Retirement applies.
(g)	Redeferrals

A Participant
☐	Shall

☑	Shall Not
be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.
A Participant shall generally be permitted to elect such modification                      number of times.
Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the redeferrals provision.
October 2006

7.01	VESTING
(a)	Matching Contributions

The Participant’s vested interest in the amount credited to his Account attributable to Matching Contributions shall be based on the following schedule:

Years of Service	Vesting %
0	100	(insert ‘100’ if there is immediate vesting)
1
2
3
4
5
6
7
8
9
☐	Not applicable.
(b)	Other Employer Contributions

The Participant’s vested interest in the amount credited to his Account attributable to Employer contributions other than Matching Contributions shall be based on the following schedule:

Years of Service	Vesting %
0	100	(insert ‘100’ if there is immediate vesting)
1
2
3
4
5
6
7
8
9
☐	Not applicable.
October 2006

(c)	Acceleration of Vesting

A Participant’s vested interest in his Account will automatically be 100% upon the occurrence of the following events: [select the ones that are applicable]:

	(i)	☐	Death

	(ii)	☐	Disability

	(iii)	☐	Change in Control

	(iv)	☐	Eligibility for Retirement

	(v)	☐	Other:

	(vi)	☑	Not applicable.

(d)	Years of Service

	(i)	A Participant’s Years of Service shall include all service performed for the Employer and

		☐	Shall
		☐	Shall Not

include service performed for the Related Employer.

	(ii)	Years of Service shall also include service performed for the following entities:

	(iii)		Years of Service shall be determined in accordance with (select one)

		(A) ☐	The elapsed time method in Treas. Reg. Se(c) 1.410(a)(7)

		(B) ☐	The general method in DOL Reg. Se(c) 2530.200b-1 through b-4

		(C) ☐	The Participant’s Years of Service credited under [insert
name of plan]

		(D) ☐	Other:

	(iv)	☑	Not applicable.
October 2006

8.01	UNFORESEEABLE EMERGENCY

	(a)	A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

		☑	Will
		☐	Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]

be allowed.

	(b)	Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:

		☐	Will
		☐	Will not
		☑	Not applicable

be cancelled.
October 2006

9.01	INVESTMENT DECISIONS

Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]:

(a) ☐ The Participant or his Beneficiary

(b) ☑ The Employer

Investment options are set forth in Appendix (A)
October 2006

10.01	GRANTOR TRUST

The Employer [select one]:

☐ Does
☑ Does Not

intend to establish a grantor trust in connection with the Plan.
October 2006

11.01	TERMINATION UPON CHANGE IN CONTROL

The Plan Sponsor

☑ Reserves
☐ Does Not Reserve

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02	AUTOMATIC DISTRIBUTION UPON CHANGE IN CONTROL

Distribution of the remaining vested balance of each Participant’s Account

☐ Shall
☑ Shall Not

automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.

11.03	CHANGE IN CONTROL

A Change in Control for Plan purposes includes the following:

	(a)	☑	A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

	(b)	☑	A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

	(c)	☑	A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.
October 2006

12.01	GOVERNING STATE LAW

The laws of Texas shall apply in the administration of the Plan to the extent not preempted by ERISA.
October 2006

13.01	2005 TRANSITIONAL RULES
The Plan Sponsor has made the following elections regarding the 2005 Transitional Rules set forth in Section 4.5. The Plan Sponsor must specify default payment elections in 13.01(a) whether or not the new payment elections are permitted.

(a)	New Payment Elections described in Section 4.5(a) of the Plan

☑ Will Be Permitted until 12/31/2006 as described in Appendix B.
☐ Will Not Be Permitted

The default payment elections will be:

Lump sum upon separation from service.

(b)	Elections to terminate participation or cancel an outstanding election as described in Section 4.5(b) of the Plan

☐ Will
☑ Will Not

be permitted.

(c)	Prospective Deferral Elections as described in Section 4.5(c) of the Plan

☐ Will
☑ Will Not

be permitted.

Only a plan in existence on or before December 31, 2004 may offer Prospective Deferral Elections.
13.02	2006 TRANSITIONAL RULE
New payment elections as described in Section 4.6 of the Plan

☑	Will Be Permitted until 12/31/2006 as described in Appendix B.
☐	Will Not Be Permitted
October 2006

EXECUTION PAGE
The Plan Sponsor has caused this Adoption Agreement to be executed this
14th day of December, 2006.

PLAN SPONSOR:	Diamond Offshore Management Company

By:	/s/ William C. Long

Title:	Vice President
October 2006

APPENDIX A
INVESTMENT OPTIONS

Fund Name	Fund Number

➢ Interest Credit Fund	➢ UN2X

➢	➢

➢	➢

➢	➢

➢	➢

➢	➢

➢	➢

➢	➢

➢	➢

➢	➢

➢	➢

Note:	Participant Accounts in the Interest Credit Fund maintained for the Plan shall be adjusted to reflect hypothetical interest during each Plan Year based on the Moody’s Aa Long Term Corporate Bond Yield Average as of the last business day of the month of November of the immediately preceding Plan Year.

Date Effective:
October 2006

APPENDIX B
SUMMARY OF GRANDFATHERED PROVISIONS
Notwithstanding any other provision of the Plan, amounts described in Section 1.3 of the Base Plan Document that are earned and vested on December 31, 2004 shall be grandfathered under the pre-409A provisions of the Diamond Offshore Management Company Deferred Compensation and Supplemental Executive Retirement Plan through December 31, 2006. On and after January 1, 2007 amounts that were earned and vested on December 31, 2004 and earnings thereon shall no longer be grandfathered and shall be subject to new payment elections as to time and form of payment that are to be made by December 31, 2006 in accordance with transition relief provided by IRS in proposed regulations issued September 29, 2005 and later amended. A single election as to time and form of payment shall be applicable with respect to the amounts deferred prior to December 31, 2004 together with amounts deferred during 2005, and amounts deferred during 2006, and all earnings thereon.
October 2006

APPENDIX C
SPECIAL EFFECTIVE DATES
October 2006